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                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 25, 2004
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                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                                     1-10638
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                            (Commission File Number)

                                   22-2476135
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                        (IRS Employer Identification No.)

               ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY
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                    (Address of principal executive offices)

                                      07073
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                                   (Zip Code)

Registrant's telephone number, including area code:       (201) 804-3000
                                                   -----------------------------

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
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                                 AUGUST 25, 2004

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Cambrex Corporation (Cambrex) is reporting under Item 5.02 (b) that James
A. Mack, President and Chief Executive Officer of Cambrex since 1995 and Chairman of the Board of Directors of Cambrex since 1999, retired as President and Chief Executive Officer, effective August 23, 2004. Mr. Mack will remain Chairman of the Board of Directors until April 2005.

      Cambrex is reporting under Item 5.02 (c) and (d) that effective August 23, 2004, the Board of Directors of Cambrex appointed John R. Leone, 56, President and Chief Executive Officer and a member of the Cambrex Board of Directors. Mr. Leone joins Cambrex from Aventis where he most recently served as President of Aventis Dermatology and prior to that as Senior Vice President and Chief Operating Officer, US Commercial Operations where he was responsible for all pharmaceutical commercial operations. In addition, Mr. Leone shared responsibility for the US integration of the two pharmaceutical organizations that created Aventis. Mr. Leone has worked within the pharmaceutical industry for the past thirty years, including various marketing and general management assignments in the United States and internationally with Pfizer and Wyeth, formerly American Home Products Corporation.

      Mr. Leone entered into an employment agreement with Cambrex (see Exhibit
10.1 - John R. Leone Offer of Employment Letter and Exhibit 10.2 - John R. Leone Employment Agreement ("Employment Agreement") which provides for, among other things, (i) an annual base salary of $575,000 per year; (ii) participation in the Cambrex Performance Improvement Plan (PIP) which provides for a potential target bonus in cash of 75% (minimum of 0, maximum of 150%) of base salary plus a restricted stock target award level of 37.5% (minimum of 0, maximum 75%) of salary; (iii) a guaranteed PIP cash award for service in 2004 of $350,000 payable within the first forty-five (45) days of 2005; (iv) a grant of 400,000 stock options subject to the terms of the Cambrex 2004 Incentive Plan, with twenty-five percent of such options vesting on each of the first, second, third and fourth anniversary dates of the August 23, 2004 grant date; (v) in the event Mr. Leone's employment is terminated without Cause (as defined in the Employment Agreement), if Mr. Leone terminates his employment for Good Reason (as defined in the Employment Agreement), and in the case of death or total disability, entitlement to exercise all vested Cambrex stock options and 50% of any unvested Cambrex stock options; (vi) a grant of 38,410 shares of Cambrex restricted stock, with one-third of such restricted stock vesting on August 23, 2005, one third vesting on August 23, 2006 and the final one-third vesting on August 23, 2007; (vii) a grant of 73,051 shares of Cambrex restricted stock, with twenty-five percent of such options vesting on each of the first, second, third and fourth anniversary dates of the August 23, 2004 grant date; (viii) a monthly automobile allowance of $940 subject to future cost of living adjustments (or as an alternative a company car and driver or car service for transportation
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to and from the Cambrex Corporate Office in East Rutherford, New Jersey); (viii)
a housing allowance of up to $5000 per month in the event Mr. Leone buys or rents an apartment or home within 35 miles of the Cambrex Corporate Office in East Rutherford, New Jersey; (ix) in the event Mr. Leone's employment is terminated without Cause, or if Mr. Leone terminates his employment for Good Reason, continuation of base salary payments and target bonus award and all eligible employee benefits, for a period of up to twenty four (24) months or until Mr. Leone secures other comparable employment; and (x) in the event of a Change of Control (as defined in the Employment Agreement), award of a three-year contract of employment at substantially the same salary, bonus and benefits as Mr. Leone had prior to the start of such three-year term and including other benefits as defined in the Employment Agreement.

      Cambrex is reporting under Item 5.02(c) that effective August 23, 2004 the Board of Directors of Cambrex appointed Gary L. Mossman, 63, to the position of Executive Vice President and Chief Operating Officer of Cambrex. In his new position as Chief Operating Officer for the corporation, Mr. Mossman will be responsible for operations at all of Cambrex's business units.

      Mr. Mossman joined Cambrex in March 2003 as President of the Cambrex Pharma Business Unit with overall responsibility for accelerating the growth of products and services sold to innovative pharmaceutical customers. In November 2003, Mr. Mossman was appointed to the position of President and CEO of the Cambrex Pharma and Biopharmaceuticals Business Unit. As President and CEO of the Unit, Mr. Mossman was responsible for accelerating sales and profit growth of Cambrex's products and services for small molecule and biological active pharmaceutical ingredients.

      Prior to joining Cambrex, Mr. Mossman held the position of President of Dixie Chemical for fourteen years. Dixie is a manufacturer of high performance fine chemicals with an emphasis on contract manufacturing and development services for the pharmaceutical industry.

      As Chief Operating Officer of Cambrex, Mr. Mossman entered into an employment arrangement with Cambrex, which provides for, among other things, (i) an annual base salary of $417,000 per year; (ii) participation in the Cambrex PIP which provides for a potential target bonus in cash of 60% (minimum of 0, maximum of 120%) of base salary plus a restricted stock target award level of 30% (minimum of 0, maximum 60%) of salary; (iii) a grant of 100,000 stock options subject to the terms of the Cambrex 2004 Incentive Plan, with one-third vesting on December 31, 2004, one-third vesting on December 31, 2005 and the remaining one-third vesting on December 31, 2006; (iv) in the event Mr. Mossman's employment is terminated without Cause (which is substantially as defined in Exhibit 10.2 filed herewith), or if Mr. Mossman terminates his employment for Good Reason (which is substantially as defined in Exhibit 10.2 filed herewith), continuation of base salary payments and target bonus award and all eligible employee benefits, for a period of up to twenty four (24) months or until Mr. Mossman secures other comparable employment, and entitlement to exercise all vested options; (v) in the event of a Change of Control, (which is substantially as defined in Exhibit 10.2 filed herewith), award of a three-year contract of employment at substantially the same salary, bonus and benefits that Mr.
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Mossman had prior to the start of such three-year term and including other benefits (which are substantially as set forth in Exhibit 10.2 filed herewith); and (vi) upon retirement, Cambrex and Mr. Mossman will enter into a Consultant Agreement for a two year period at $75,000 per year for five days of service per month.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

      (10) MATERIAL CONTRACTS

            EXHIBIT 10.1 - John R. Leone Offer of Employment Letter

            EXHIBIT 10.2 - John R. Leone Employment Agreement
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                     CAMBREX CORPORATION


Date:        August 25, 2004                 By:               /s/
     ------------------------------             --------------------------------
                                             Name:  Peter E. Thauer
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Corporate Secretary